Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-177834) pertaining to the 2011 Share Incentive Plan of Sapiens International Corporation N.V., of our report dated March 11, 2013, with respect to the consolidated financial statements of Sapiens International Corporation N.V. included in this Annual Report (Form 20-F) for the year ended December 31, 2012.

Yours Truly,

/s/ KOST FORER GABBAY & KASIERER

March 11, 2013	KOST FORER GABBAY & KASIERER
Tel-Aviv, Israel	A Member of Ernst & Young Global